SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549


                           FORM 8-K

       Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 29,
1997




                    McKESSON CORPORATION
--------------------------------------------------------------
    (Exact name of registrant as specified in its charter)


     Delaware              1-13252                94-3207296
--------------------------------------------------------------
(State or other       (Commission File       (I.R.S. Employer
jurisdiction of            Number)              Identification
incorporation)                                      Number)


McKesson Plaza
One Post Street
San Francisco, California                               94104
--------------------------------------------------------------
(Address of principal executive offices)            (Zip Code)


                            (415) 983-8300
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     (Registrant's telephone number, including area code)


















Item 5.   Other Events.
          ------------

On October 29, 1997, the Registrant announced that its Board of Directors declared a two-for-one split of the Company's common stock to be effected in the form of a stock dividend distributable January 2, 1998 to stockholders of record on December 1, 1997. The text of the press release regarding this announcement is set forth in Exhibit (99) to this Current Report on Form 8-K.







Item 7.   Financial Statements, Pro Forma Financial
Information
          ----------------------------------------------------
          and Exhibits.
          -------------

          (c)  Exhibits
               --------

               (99) Press Release issued by McKesson
                    Corporation on October 29, 1997






                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    McKESSON CORPORATION
                                        (Registrant)



Dated:  October 31, 1997       BY: /s/NANCY A. MILLER
                                      NANCY A. MILLER
                                  Vice President and Secretary

                                                   EXHIBIT INDEX

Exhibit
   No.                   Title
-------   ---------------------------------------

(99)      Press Release issued by McKesson Corporation on
          October 29, 1997.

                                                 Exhibit (99)
Contact:  Larry Kurtz
          VP, Corporate Communications
          (415) 983-8418




McKESSON DECLARES TWO-FOR-ONE STOCK SPLIT
AND REGULAR QUARTERLY DIVIDEND

SAN FRANCISCO, Calif., October 29, 1997 -- McKesson Corporation (NYSE:MCK) announced that its Board of Directors today declared a two-for-one split of the Company's Common Stock to be effected in the form of a stock dividend distributable January 2, 1998, to stockholders of record on December 1, 1997. There will be no change in the present $0.01 par value of the Common Stock.

At the same time, the board also declared a regular quarterly dividend on a pre-split basis of 25 cents per share on the Common Stock payable January 2, 1998, to stockholders of record on December 1, 1997. The quarterly dividend rate following the split will be 12-1/2 cents per share.

McKesson Corp., a Fortune 100 company, is the leading health care supply management company in North America through its U.S. Health Care businesses; its Canadian subsidiary, Medis Health and Pharmaceutical Services; and its interest in Mexico's Nadro. The company also owns McKesson Water Products, one of the nation's largest providers of bottled drinking water.
                             # # #


McKesson news releases are available at no charge through McKesson's NewsOnDemand fax service.
To immediately receive an index of available releases, call 1-
800-344-6495 and press 2. On the Internet, visit us on the World Wide Web at: http://www.mckesson.com.